SCHEDULE A

To the J.P. Morgan Exchange-Traded Fund Trust

Declaration of Trust

SERIES

As of June 10, 2021

JPMorgan Diversified Return International Equity ETF, formerly named JPMXF Diversified Return International Ex – North America Equity ETF (until 4/4/14) and JPMorgan Diversified Return International Ex – North America Equity ETF (4/4/14 until 9/10/14)

JPMorgan Diversified Return Emerging Markets Equity ETF, formerly named JPMXF Diversified Return Emerging Markets Equity ETF (until 4/4/14)
JPMorgan Diversified Return U.S. Equity ETF
JPMorgan High Yield Research Enhanced ETF, formerly JPMorgan High Yield ETF (until 3/24/16) and JPMorgan Disciplined High Yield ETF (until 9/9/19)
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
JPMorgan Diversified Return U.S. Small Cap Equity ETF
JPMorgan International Bond Opportunities ETF, formerly JPMorgan Global Bond Opportunities ETF (until 9/14/20)
JPMorgan Ultra-Short Income ETF
JPMorgan U.S. Dividend ETF
JPMorgan U.S. Minimum Volatility ETF
JPMorgan U.S. Momentum Factor ETF
JPMorgan U.S. Quality Factor ETF
JPMorgan U.S. Value Factor ETF
JPMorgan USD Emerging Markets Sovereign Bond ETF, formerly named JPMorgan USD Emerging Markets Bond ETF (until 12/13/17)
JPMorgan BetaBuilders Canada ETF
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
JPMorgan BetaBuilders Europe ETF
JPMorgan BetaBuilders Japan ETF
JPMorgan BetaBuilders MSCI US REIT ETF
JPMorgan Core Plus Bond ETF
JPMorgan Municipal ETF
JPMorgan Ultra-Short Municipal Income ETF, formerly named JPMorgan Ultra-Short Municipal ETF (until 1/7/19)
JPMorgan Corporate Bond Research Enhanced ETF
JPMorgan U.S. Aggregate Bond ETF
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
JPMorgan BetaBuilders U.S. Equity ETF
JPMorgan BetaBuilders International Equity ETF
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan Equity Premium Income ETF
JPMorgan International Growth ETF
JPMorgan Large Cap Growth ETF
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
JPMorgan Carbon Transition U.S. Equity ETF
JPMorgan Short Duration Core Plus ETF
JPMorgan Emerging Markets Equity Core ETF (to be renamed JPMorgan ActiveBuilders Emerging Markets Equity ETF on or about 7/8/21)
JPMorgan International Equity Core ETF (to be renamed JPMorgan ActiveBuilders International Equity ETF on or about 6/17/21)
JPMorgan U.S. Large Cap Equity Core ETF (to be renamed JPMorgan ActiveBuilders U.S. Large Cap Equity ETF on or about 6/17/21)
JPMorgan Income ETF
JPMorgan Active Value ETF

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